Exhibit 99.1

Golden Developing Solutions Inc (OTC:DVLP) Discusses Positive Strategic Move To Protect Shareholder Equity

The Company Disclosed In Recent Form 8-K filing That It Has Filed Chapter 11, subchapter 5 Voluntary Bankruptcy To Put It In Better Position To Resolve Issues With Creditor(s)

Company Presently Has Investments In 3 Pharmacies, One Of Which Is Fully Operating; A second which is transferred with contracts pending, And Third Should Be Fully Operating In 2023.

FORT LAUDERDALE, FL / ACCESSWIRE / July__, 2023 / Golden Developing Solutions Inc. (OTC Pink:DVLP), (the “Company”) is a holding company in the health and wellness marketplace, with a focus on acquiring companies and pharmacies delivering pharmaceuticals and specialty medicines with rapid delivery services and adequate medical support in the United States, which recently released an update to shareholders discussing anticipated revenue matters and the state of previously announced acquisitions, today discussed its strategic move to better enable it to resolve certain matters with a creditor(s), thereby allowing the Company to begin executing its sales and marketing strategies as quickly as possible.

Stavros Triant, CEO of the Company, said: “We have recently filed a Form 8-K reporting that the Company has filed for a voluntary Chapter 11 bankruptcy, subchapter 5.1 We expect that this will help protect the shareholder equity as we resolve the issue with certain creditor(s), that has prevented us from implementing our full sales and marketing campaign. Sales and marketing strategies have been developed and plans are underway to begin these as soon as possible. In line with our views last year, the product demand in the market remains high.”

Mr. Triant continued: “In all, we have investments in three pharmacies, one of which is fully operating. The second has been transferred and is awaiting third party contract approval for billing. The third should be fully operating in 2023. Challenges from software, lender, and sellers have contributed to transition and operating delays. We have begun the steps necessary to achieve the software results we require and plan on completing this in the coming months. We have utilized certain clauses in our loans to work towards a possible resolution and are analyzing the best path forward for shareholders utilizing the protections of Chapter 11.”

He concluded: “We believe these moves will allow us to focus on creating revenues and to move forward with our plans to continue to grow.”

About Golden Developing Solutions Inc. (OTC Pink:DVLP):

Golden Developing Solutions is a public online health and wellness start-up company with a focus on delivering specialty medicine with rapid delivery services and adequate medical support in the United States. The recent 3 specialty pharmacy acquisitions in 2022 have capacitated the Company’s service offerings to the State of Michigan and Florida with a consolidated revenue capacity of $100M. The Company aims to position itself to build shareholder value by setting the highest standards in service, reliability, and safety in a rapidly growing industry.

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1 https://finance.yahoo.com/sec-filing/DVLP/0001683168-23-004650_1736865

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission and elsewhere and risk as and uncertainties related to the Company’s operations and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Company’s Quarterly Reports on Form 10-Q, the Company’s Current Reports on Form 8-K and subsequent filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Corporate Contact:

We encourage our shareholders to follow our Twitter account: @OTC_DVLP

Stavros Triant

stavros@goldendeveloping.com

Go to: www.goldendeveloping.com

SOURCE: Golden Developing Solutions, Inc.

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